SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 28, 2004



                         WARP TECHNOLOGY HOLDINGS, INC.
           -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Nevada                      000-33197               88-0467845
------------------------       ---------------------     ----------------------
(State of Incorporation)       (Commission File No.)           (I.R.S.
                                                               Employer
                                                         Identification Number)


               708 3rd Avenue, 6th Floor, New York, New York 10017
    ------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (212) 962-9277
                  ---------------------------------------------
              (Registrant's Telephone Number, including area code)

            535 West 34th Street, 5th Floor, New York, New York 10001
            ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

       On January 28, 2004, Mr. Karl Douglas resigned from his position as a member of the Board of Directors of the Registrant. Mr. Douglas did not have any disagreements with the Registrant on any matters relating to the Registrant's operations, policies or practices.

       On January 28, 2004, the Board of Directors of the Registrant appointed Mr. Gus Bottazzi to the Board of Directors to fill the vacancy created by the resignation of Mr. Karl Douglas. The Board of Directors also appointed Mr. Bottazzi to the positions of President and Chief Executive Officer of the Registrant. Mr. Bottazzi has been employed by the Registrant since January 2003 as its Global Head of Sales and, most recently, as its Chief Operating Officer.

Item 7.  Financial Statement and Exhibits.

(c) Exhibits.

       The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit  Description

99.5 Resignation letter agreement between Mr. Karl Douglas and WARP Technology Holdings, Inc. dated January 28, 2004.






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

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, WARP Technology Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 30, 2004

                                              WARP TECHNOLOGY HOLDINGS, INC.


                                              By: /s/ Gus Bottazzi
                                                  -----------------------------
                                                  Gus Bottazzi, Chief Executive
                                                  Officer and President









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

                                  EXHIBIT INDEX

The following Exhibits are filed herewith:

Exhibit         Description
-------         -----------

99.5 Resignation letter agreement between Mr. Karl Douglas and WARP Technology Holdings, Inc. dated January 28, 2004.














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